Raymond James U.S. Bank Conference September 4, 2019

Safe Harbor Statement This presentation (and oral statements made regarding the subject of this presentation) contains certain “forward-looking statements” that are based on various facts and derived utilizing numerous important assumptions and are subject to known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Forward- looking statements include information about our future financial performance, business and growth strategy, projected plans and objectives, as well as projections of macroeconomic and industry trends, which are inherently unreliable due to the multiple factors that impact economic trends, and any such variations may be material. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and not historical facts, although not all forward-looking statements include the foregoing. Forward-looking statements are based on management’s current expectations and involve risks and uncertainties that could cause actual results to differ materially from the Company’s historical results or those described in our forward-looking statements. PCB Bancorp disclaims any obligation to update any forward-looking statement. This presentation contains certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided at the end of this presentation. Numbers in the presentation may not sum due to rounding. your Partner • Choice • Bank | 2

2019 Second Quarter Highlights As of or For the Quarter Ended  Net income of $6.6 million or $0.40 per diluted share ($ in thousands except per share data) 06/30/19 03/31/19 06/30/18 Income Statement Summary: Interest Income $ 24,030 $ 22,952 $ 20,344  $1.73 billion in total assets, an increase of $8.7 million, or Interest Expense 6,338 5,799 4,462 0.5%, from $1.72 billion at March 31, 2019 Net Interest Income 17,692 17,153 15,882 Noninterest Income 3,054 2,409 2,273 Noninterest Expense 10,984 10,289 10,940  $1.40 billion in loans held-for-investment an increase of $52.4 Provision (Reversal) for Loan Losses 394 (85) 425 Pretax Income 9,368 9,358 6,790 million, or 3.9%, from $1.34 billion at March 31, 2019 Income Tax Expense 2,767 2,794 2,028 Net Income 6,601 6,564 4,762 Diluted Earnings Per Share (“EPS” ) $ 0.40 $ 0.40 $ 0.35  $1.45 billion in total deposits, a decrease of $1.2 million, or 0.1%, from $1.45 billion at March 31, 2019 Selected Balance Sheet Items: Loans held-for-investment (“HFI” ) $ 1,395,557 $ 1,343,172 $ 1,254,856 • $40.0 million decrease in state and brokered deposits Loans held-for-sale (“HFS” ) 440 3,915 20,331 Total Deposits 1,446,526 1,447,758 1,427,245  Total Assets 1,726,486 1,717,774 1,619,169 Announced $6.5 million share repurchase program in April 223,400 217,211 151,431 2019 and repurchased 57,551 shares totaling $974 thousand through June 30, 2019 Key Metrics: Book Value (“BV” ) Per Share $ 13.98 $ 13.57 $ 11.27 Return on Average Assets (“ROAA” ) 1.52% 1.57% 1.20%  Declared cash dividend of $0.06 per share Return on Average Equity (“ROAE” ) 12.01% 12.43% 12.74% Net Interest Margin (“NIM” ) 4.17% 4.22% 4.08% Efficiency Ratio 52.95% 52.60% 60.26% your Partner • Choice • Bank | 3

Recent Highlights  Changed the corporate name to “PCB Bancorp” from “Pacific City Financial Corporation” in July 2019 • align the corporate name with the trading symbol of its common stock Corporate • simplify corporate communications while maintaining its core branding  Completed $45.0 million Initial Public Offering by issuing 2,508,234 new shares and PCB stock began trading on NASDAQ in August 2018  17 consecutive quarters of quarterly cash dividend Cash Dividend  Increased quarterly cash dividend from $0.03 to $0.05 per common share (January 23, 2019) and further increased to $0.06 per common share (April 25, 2019) Stock  Announced a stock repurchase program up to $6.5 million through March 27, 2020 Repurchase  Repurchased and retired 336,932 shares totaling $5.5 million through August 28, 2019  Artesia Loan Production Office (“LPO”) was opened in December 2018 Marketing  Hired 2 new experienced business development officers Community  Awarded total scholarships of $40,000 to 16 students in 2019 Support  Volunteered over 650 hours of community service in the first half of 2019 your Partner • Choice • Bank | 4

Company Profile Equity Information Franchise Footprint August 28, 2019 NASDAQ: PCB Share Price: $16.34 52 Week Range: $13.53 - $20.88 Market Cap: $257.1 million Total Outstanding Shares: 15,734,149 your Partner • Choice • Bank | 5

Disciplined Asset and Loan Growth Total Assets HFI Loans ($ in millions) ($ in millions) 2000 1600 1800 1400 1600 1200 1400 1000 1200 1000 800 $1,718 $1,726 $1,396 800 $1,619 $1,664 $1,697 $1,309 $1,339 $1,343 $1,579 600 $1,223 $1,255 $1,404 $1,442 $1,147 $1,190 600 400 400 200 200 0 0 Sep-17 Dec-17 Mar-18 Jun-18 Sep-18 Dec-18 Mar-19 Jun-19 Sep-17 Dec-17 Mar-18 Jun-18 Sep-18 Dec-18 Mar-19 Jun-19 your Partner • Choice • Bank | 6

Diversified Loan Portfolio HFI Loan Trend HFI Loan Composition 1600 ($ in millions) June 30, 2019 $24 1400 $25 $28 $26 $31 $33 $241 1200 $34 $32 $215 $234 $237 Commercial Consumer $197 Residential $169 $184 2% $155 and Industrial Property 1000 $232 $207 $221 $221 16% 17% $170 $190 $166 $171 800 Commercial Property - Commercial Property - Owner Occupied 600 Non-Owner Occupied 23% 42% $899 400 $794 $816 $836 $837 $859 $858 $860 200 0 Sep-17 Dec-17 Mar-18 Jun-18 Sep-18 Dec-18 Mar-19 Jun-19 Commercial Property Commercial and Industrial Residential Property Consumer your Partner • Choice • Bank | 7

Commercial Real Estate (“CRE”) Loans (1) CRE Loan Trend ($ 700in millions) 364.0% 420% 355.1% 357.1% 337.1% 650 320% 265.3% 253.6% 244.5% 249.6% 600 220% 550 120% 500 20% 450 $571 $572 $584 -80% $549 $546 $556 $565 $559 400 -180% 350 -280% 300 -380% Sep-17 Dec-17 Mar-18 Jun-18 Sep-18 Dec-18 Mar-19 Jun-19 CRE Loans % to the Bank's Total Risk-Based Capital (1) Per regulatory definitions in the CRE Concentration Guidance your Partner • Choice • Bank | 8

Fixed vs. Variable Rate Loans (1) New Production by Interest Rate Type Interest Rate Composition 6.31% 7.00% ($ in millions) 5.91% 6.02% June 30, 2019 5.48% 5.42% 5.52% 6.00% 200 5.19% 5.29% $159.4 5.00% $158.1 $161.7 4.00% 150 $134.2 $133.6 $139.1 $119.1 3.00% $103.3 $83.5 Variable (WA Rate 6.29%) $103.7 2.00% 100 $121.7 $85.7 $63.9 62% $98.0 $99.0 1.00% $77.5 $31.4 0.00% 50 $33.8 $32.0 $38.4 -1.00% $22.9 $22.9 $24.6 $44.6 Fixed (WA Rate: 5.40%) $24.2 $23.2 $13.1 0 $15.0 -2.00% $13.5 $13.3 $10.0 $12.7 21% 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 Hybrid (WA Rate 5.03%) Fixed Hybrid Variable Weighted Average ("WA") Rate 17% Interest Rate Composition Trend 100% 90% 80% 70% 62% 60% 74% 73% 73% 73% 68% 66% 65% 50% 40% 30% 17% 20% 13% 14% 15% 15% 16% 17% 17% 10% 17% 18% 21% 0% 13% 13% 12% 12% 16% Sep-17 Dec-17 Mar-18 Jun-18 Sep-18 Dec-18 Mar-19 Jun-19 Fixed Hybrid Variable (1) Total commitment basis your Partner • Choice • Bank | 9

Excellent Asset Quality Non-Performing Assets (“NPAs”) NPAs to Total Assets ($ in millions) 3.5 0.25% 3 0.20% 2.5 0.15% 2 1.5 $3.3 0.10% 0.23% 1 $2.4 $2.0 $1.8 0.15% $1.7 $1.6 $1.7 0.05% 0.12% 0.13% 0.11% 0.5 0.09% 0.10% $1.1 0.06% 0 0.00% Sep-17 Dec-17 Mar-18 Jun-18 Sep-18 Dec-18 Mar-19 Jun-19 Sep-17 Dec-17 Mar-18 Jun-18 Sep-18 Dec-18 Mar-19 Jun-19 Allowance for Loan Losses to HFI Loans Allowance for Loan Losses to Non-Performing Loans 1400% 1.04% 1200% 1.02% 1000% 1.00% 800% 0.98% 600% 1241% 1.02% 1.03% 1034% 0.96% 1.01% 1.01% 400% 933% 1.00% 771% 886% 833% 0.98% 0.98% 623% 0.94% 0.96% 200% 378% 0.92% 0% Sep-17 Dec-17 Mar-18 Jun-18 Sep-18 Dec-18 Mar-19 Jun-19 Sep-17 Dec-17 Mar-18 Jun-18 Sep-18 Dec-18 Mar-19 Jun-19 your Partner • Choice • Bank | 10

Strong Asset Quality Relative to Peers (1) NPAs / (Total Loans + Other Real Estate Owned) (2) Classified Assets to Total Assets (3) 1.20% June 30, 2019 June 30, 2019 (Hanmi as of March 31, 2019) 2.50% 1.00% 2.00% 0.80% 1.50% 0.60% 1.00% 1.00% 2.15% 0.40% 0.77% 0.50% 0.50% 1.14% 0.20% 0.36% 0.96% 0.23% 0.15% 0.46% 0.13% 0.13% 0.09% 0.37% 0.00% 0.00% Hope Peer Hanmi CBB Shinhan US Open PCB Woori Hope CBB Hanmi PCB Open Group America Metro America $1 to $3 Billion (1) Korean-American banks operating in Southern California your Partner • Choice • Bank | 11 (2) Source: UBPR (3) Calculated by dividing classified assets (sum of classified loans and other real estate owned) by total assets based on each company’s 10Q or press release concerning financial performance

Consistent Deposit Growth Total Deposits ($ in millions) 1600 $1,444 $1,448 $1,447 $1,382 $1,427 $1,420 1400 $1,213 $1,251 1200 1000 $1,080 $1,070 $1,115 $1,117 $1,107 800 $1,061 $888 $932 600 400 200 $325 $319 $321 $347 $350 $329 $331 $340 0 Sep-17 Dec-17 Mar-18 Jun-18 Sep-18 Dec-18 Mar-19 Jun-19 Noninterest DDA Interest-Bearing your Partner • Choice • Bank | 12

Deposit Composition (1) Core Deposits Deposit Composition ($ in millions) June 30, 2019 80% 77% 79% 79% 78% 78% 75% 78% 1200 80% 70% 1100 Time Deposits 60% State and Brokered 1000 50% 900 Greater Than Deposits 40% 800 $1,089 $1,122 $1,110 $1,120 $1,081 $1,124 30% $250K 8% 700 $968 $969 20% 14% 600 10% 500 0% Time Deposits of $250K Sep-17 Dec-17 Mar-18 Jun-18 Sep-18 Dec-18 Mar-19 Jun-19 or Less Core Deposits % to Total Deposits 31% Demand Deposits 24% State and Brokered Deposits NOW, Savings, and MMDA ($ in millions) 12% 23% 11% 11% 11% 200 10% 10% 10% 12% 180 11% 160 8% 10% 140 9% 120 8% 100 7% 80 $158 6% 60 $153 $153 $153 5% $118 $148 $143 $118 40 4% 20 3% 0 2% Sep-17 Dec-17 Mar-18 Jun-18 Sep-18 Dec-18 Mar-19 Jun-19 State and Brokered Deposits % to Total Deposits (1) Core Deposits are not presented in accordance with U.S. generally accepted accounting principles (“GAAP”). See “Reconciliation of your Partner • Choice • Bank | 13 Non-GAAP measure” for a reconciliation of this measure to its most comparable GAAP measure.

Strong Profitability Net Income Diluted EPS ($ in millions) 0.5 8 0.45 7 0.4 0.35 6 0.3 5 0.25 4 $0.46 0.2 $0.44 $0.41 3 $6.3 $6.5 $6.7 $6.6 $6.6 $0.40 $0.40 0.15 $0.35 $0.35 2 $4.8 $4.8 0.1 1 $0.17 $2.3 0.05 0 0 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 ROAA ROAE 2.00% 20.00% 1.80% 18.00% 1.60% 16.00% 1.40% 14.00% 1.20% 12.00% 1.00% 10.00% 0.80% 1.73% 8.00% 17.5% 1.60% 1.60% 1.57% 1.52% 14.5% 0.60% 1.38% 1.20% 6.00% 13.7% 12.7% 12.9% 12.4% 12.0% 0.40% 0.65% 4.00% 6.5% 0.20% 2.00% 0.00% 0.00% 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 your Partner • Choice • Bank | 14

Noninterest Income Noninterest Income SBA Loan Sale Volume 4.5 ($ in millions) (35 $ in millions) 63% 63% 70% 62% 62% 30 4 25 $3.5 51% $3.4 $3.4 20 3.5 48% 45% 46% 50% $3.1 15 $29.9 $29.5 $29.2 $26.2 $29.2 10 3 $23.1 $21.2 $2.6 5 $12.6 $2.4 30% 2.5 $2.3 0 $2.1 $2.1 $2.1 $2.2 $1.9 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 2 $1.3 $1.1 $1.0 10% $1.0 SBA Loan Sale Premium/Gain % 1.5 12.00% 9.6% 9.8% 9.8% 9.6% 10.00% 9.1% 1 8.3% -10% 8.00% 7.4% $1.4 $1.3 $1.3 $1.3 $1.3 $1.3 6.2% 0.5 $1.2 $1.2 6.00% 7.2% 7.2% 6.9% 6.9% 6.5% 4.00% 5.7% 0 -30% 5.2% 2.00% 4.0% 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 0.00% All Other Income Gain on Sale of Loans Gain % to Total 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 Premium % Gain % your Partner • Choice • Bank | 15

Noninterest Expense Noninterest Expense Full-Time Equivalents ($ in millions) 255 16 250 3.00% 2.79% 2.75% 245 2.68% 2.62% 240 14 2.52% 235 2.43% 2.43% 230 2.35% 2.50% 252 225 248 12 246 247 $10.9 $11.0 220 232 $10.1 $10.3 215 229 228 $9.6 $9.6 2.00% 222 210 10 $9.5 $9.0 205 $4.7 $4.4 Sep-17 Dec-17 Mar-18 Jun-18 Sep-18 Dec-18 Mar-19 Jun-19 8 $3.7 $3.5 $3.4 $3.9 1.50% $3.4 $3.7 (2) 6 Efficiency Ratio Below Peer Average 1.00% 4 70.00% 61.8% 62.1% 62.2% 61.9% 61.7% 61.8% 62.4% 62.4% $6.1 $6.2 $6.2 $6.2 $6.6 $6.6 60.00% $5.6 $5.8 0.50% 50.00% 2 40.00% 30.00% 60.3% 0 0.00% 50.2% 52.6% 51.6% 50.4% 52.6% 53.0% 20.00% 49.3% 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 10.00% 0.00% (1) Compensation All Other Expenses % to Average Total Assets 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 PCB Peer Average (1) Annualized your Partner • Choice • Bank | 16 (2) Source: Peer $1 to $3 billion per UBPR

Stable Net Interest Margin Net Interest Margin (Annualized) 6.34% 6.33% 6.39% 6.04% 6.10% 5.65% 5.63% 5.80% 4.33% 4.33% 4.24% 4.27% 4.08% 4.17% 4.22% 4.17% 2.17% 1.89% 2.06% 1.60% 1.72% 1.16% 1.21% 1.34% 1.69% 1.47% 1.62% 1.25% 1.32% 0.87% 0.92% 1.03% 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 (1) Loan Yield NIM Cost of Interest-Bearing Deposits Cost of Funds (1) Cost of funds is calculated by dividing annualized interest expense on total interest-bearing liabilities by the sum of average total your Partner • Choice • Bank | 17 interest-bearing liabilities and noninterest-bearing demand deposits

Solid Capital Ratios and BV Per Share Bank Capital Ratios BV Per Share 16 June 30, 2019 14 17.05% 16.07% 16.07% 12 12.64% 10 8 (1) $13.98 10.00% $13.16 $13.57 6 $12.71 (1) $11.27 8.00% $10.48 $10.60 $10.97 (1) 6.50% 4 (1) 5.00% 2 0 Tier 1 Leverage CET 1 Capital Tier 1 Capital Total Capital Sep-17 Dec-17 Mar-18 Jun-18 Sep-18 Dec-18 Mar-19 Jun-19 (1) Minimum requirement for ”well-capitalized” financial institutions your Partner • Choice • Bank | 18

Increasing Cash Dividend Quarterly Cash Dividends Per Share $0.070 20.0% $0.060 66.7% $0.050 $0.040 $0.060 10.0% $0.030 10.0% $0.050 $0.030 $0.030 $0.030 $0.030 $0.030 $0.030 $0.030 $0.020 $0.030 $0.027 $0.027 $0.027 $0.027 $0.025 $0.025 $0.025 $0.010 $- (1) (1) 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 (1) Retrospectively adjusted for 10% stock dividend payouts on March 20, 2015, February 22, 2016 and January 15, 2017 your Partner • Choice • Bank | 19

PCB BANCORP

Reconciliation of Non-GAAP Measure

Core Deposits are a non-GAAP measure that we use to measure the portion of our total deposits that are thought to be more stable, lower cost and reprice less frequently on average in a rising rate environment. We calculate core deposits as total deposits less time deposits greater than $250,000 and brokered deposits. Management tracks its core deposits because management believes it is a useful measure to help assess the Company's deposit base and, among other things, potential volatility therein. The following table reconciles core deposits to total deposits, its most comparable GAAP measure:

($ in thousands)	09/30/17	12/31/17	03/31/18	06/30/18	09/30/18	12/31/18	03/31/19	06/30/19
Total Deposits	$ 1,213,274	$ 1,251,290	$ 1,381,925	$ 1,427,245	$ 1,419,526	$ 1,443,753	$ 1,447,758	$ 1,446,526
Less: Time Deposits Greater Than $250,0000	(227,550)	(229,862)	(240,636)	(252,554)	(261,551)	(281,239)	(329,693)	(284,780)
Less: Brokered Deposits	(17,506)	(52,500)	(52,500)	(52,500)	(47,500)	(42,500)	(37,510)	(37,510)
Core Deposits	$ 968,218	$ 968,928	$ 1,088,789	$ 1,122,191	$ 1,110,475	$ 1,120,014	$ 1,080,555	$ 1,124,236

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